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                                                                  EXHIBIT 10.12

                           -------------------------

                            CECO ENVIRONMENTAL CORP.

                                       AND

                             GREEN DIAMOND OIL CORP.

                                       AND

                                 HARVEY SANDLER

                                       AND

                            ICS TRUSTEE SERVICES LTD.

                                WARRANT AGREEMENT

                          Dated as of December 7, 1999

                           -------------------------


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         WARRANT AGREEMENT (the "Agreement") dated as of December 7, 1999 between CECO Environmental Corp., a New York corporation (the "Company"), Green Diamond Oil Corp. ("Green Diamond"), an Ontario corporation, Harvey Sandler ("Sandler"), and ICS Trustee Services Ltd. ("ICS") (Green Diamond, Sandler, and ICS are hereinafter collectively referred to as a "Holder", "Holder(s)" or the "Initial Holders").

                              W I T N E S S E T H :

         WHEREAS, Green Diamond, Sandler, and ICS have aggregately loaned $5,000,000 to the Company as evidenced by notes dated the date hereof, executed by the Company in favor of Green Diamond, Sandler, and ICS (the "Notes"); and

         WHEREAS, Green Diamond is owned 50% by Phillip DeZwirek and 50% by Jason DeZwirek.

         WHEREAS, in connection with the sale of the Notes, the Company desires to grant to the Initial Holders, and the Initial Holders desire to accept from the Company, warrant certificates ("Warrants") giving the Initial Holders the right to purchase shares of the Company's Common Stock.

         NOW, THEREFORE, in consideration of the premises, the payment by the Initial Holders to the Company of an aggregate of ten dollars ($10.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant. The Initial Holders are hereby granted the right to purchase from the Company (a "Warrant"), at any time from six months from the date hereof, until 5:30 p.m., New York time, on December 5, 2010 (the "Expiration Date"), at which time such Warrants shall expire, up to an aggregate of 1,000,000 shares (subject to adjustment as provided in Section 8 hereof) of common stock, par value $.01 per share, of the Company and as further defined in
Section 11.3 hereof ("Common Stock") at an initial exercise price (subject to adjustment as provided in Section 11 hereof) of $2.25 per share (the "Exercise Price"). The Warrants shall be issued to the Initial Holders pro rata based upon the initial face amount of the Notes purchased by each of the Initial Holders.

         2. Warrant Certificates. Certificates evidencing the Warrants (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Registration of Warrant. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

         4. Exercise of Warrant.


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                  4.1 Method of Exercise. Each of the Warrants are exercisable to purchase one share of Common Stock at an initial exercise price equal to the Exercise Price; provided, however, the Exercise Price and the number of shares of Common Stock for which a Warrant may be exercised shall be the price and the number of shares of Common Stock which shall result from time to time from any and all adjustments in accordance with the provisions of Section 11 hereof. The product of the number of Warrants exercised at any one time multiplied by the Exercise Price shall be referred to as the "Purchase Price." Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price, by certified or official bank check in United States Dollars for the shares of Common Stock purchased at the Company's principal offices located at 505 University Avenue, Suite 1400, Toronto, Ontario, Canada, the registered Holder of a Warrant Certificate shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The right to purchase the Common Stock represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of a purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

         5. Issuance of Certificates. Upon the exercise of one or more Warrants and payment of the Purchase Price by a Holder, the issuance of certificates for the number of shares of Common Stock in respect of which such Warrants are then exercised shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 7 and 9 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the shares of Common Stock, or other securities, property or rights issued upon exercise of the Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or any Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         6. Transfer of Warrant. Warrants shall be transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration transfer, the Company shall execute and deliver new Warrant Certificates to the person entitled thereto.

         7. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof.

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         8. [Intentionally Omitted.]

         9. Registration Rights.

                  9.1 Registration Under the Securities Act of 1933. Each Warrant Certificate and each certificate representing the shares of Common Stock, and any of the other securities issuable upon exercise of the Warrants and the securities underlying the securities issuable upon exercise of the Warrants (collectively, the "Warrant Shares") shall bear the following legend, unless (i) such Warrants or Warrant Shares are distributed to the public or sold for distribution to the public pursuant to this Section 9 or otherwise pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), (ii) such Warrants or Warrant Shares are subject to a currently effective registration statement under the Act; or (iii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.
         THE TRANSFER OR EXCHANGE OF THE WARRANTS OR OTHER SECURITIES REPRESENTED BY THE CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE

         WARRANT AGREEMENT REFERRED TO HEREIN.

                  9.2 Piggyback Registration. If, at any time commencing six months from the date hereof, and expiring on the Expiration Date, the Company proposes to register any of its securities, under the Act (other than in connection with a merger or pursuant to Form S-4 or Form S-8) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of the Warrants and/or the Warrant Shares of its intention to do so. If any of the Holders of the Warrants and/or Warrant Shares notify the Company within twenty (20) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders of the Warrants and/or Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in the underwriter's opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities that made the demand for registration, (c) third, the Warrants and/or Warrant Shares requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the Holders of Warrants and/or Warrant Shares on the basis of the number of Warrants and/or Warrant Shares requested to be registered by such Holders, and (d) fourth, other securities requested to be included in such registration.

         Notwithstanding the provisions of this Section 9.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 9.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

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                  9.3 Demand Registration.

                           (a) At any time commencing six months from the date
hereof and expiring on the Expiration Date, the Holders of the Warrants and/or Warrant Shares representing a "Majority" (as hereinafter defined) of the Warrants and/or Warrant Shares shall have the right (which right is in addition to the registration rights under Section 9.2 hereof), exercisable by written notice to the Company (a "Demand Registration"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale by such Holders and any other Holders of the Warrants and/or Warrant Shares who notify the Company within fifteen (15) days after the Company mails notice of such request pursuant to Section 9.3(b) hereof (collectively, the "Requesting Holders") of their respective Warrant Shares so as to allow the unrestricted sale of all or part (as directed by the Holders) of the Warrant Shares to the public from time to time until the earlier of the following: (i) the Expiration Date, or (ii) the date on which all of the Warrant Shares requested to be registered by the Requesting Holders have been sold (the "Registration Period"). The Company must effect as many Demand Registrations requested pursuant to this Section 9.3(a) to the extent such registrations may be effected on Commission Form S-3 or any successor or similar short-form registration statement ("Commission Form S-3"), but the Company shall not be obligated to effect more than two (2) Demand Registrations hereunder on Commission Form S-1 or any other Commission Form other than Commission Form S-3.

                           (b) The Company covenants and agrees to give written
notice of any registration request under this Section 9.3 by any Holder or Holders representing a Majority of the Warrants and/or Warrant Shares to all other registered Holders of the Warrants and the Warrant Shares within ten (10) days from the date of the receipt of any such registration request.

                           (c) In addition to the registration rights under
Section 9.2 and subsection (a) of this Section 9.3, at any time commencing six months from the date hereof and expiring on the Expiration Date, the Holders of Warrants and/or Warrant Shares shall have the right on one occasion, exercisable by written request to the Company, to have the Company prepare and file with the Commission a registration statement so as to permit a public offering and sale by such Holders of their respective Warrant Shares from time to time until the first to occur of the following: (i) the expiration of this Agreement, or (ii) all of the Warrant Shares requested to be registered by such Holders have been sold; provided, however, that the provisions of Section 9.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holders making such request.

                  9.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 9.2 or 9.3 hereof, the Company covenants and agrees as follows:

                           (a) The Company shall use its best efforts to file a
registration statement within ninety (90) days of receipt of any demand therefor, and to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested. The Company shall also file such applications and other documents as may be necessary to permit the sale of the Warrant Shares to the public during the Registration Period in those states to which the Company and the holders of the Warrants and/or Warrant Shares shall mutually agree.

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                           (b) The Company shall pay all costs (excluding fees
and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 9.2 and 9.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. The Holder(s) will pay all costs, fees and expenses in connection with the registration statement filed pursuant to Section 9.3(c).

                           (c) The Company will take all necessary action which
may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (d) The Company shall indemnify the Holder(s) of the
Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

                           (e) In order to provide for just and equitable
contribution under the Act in any case in which (i) any Holder of the Warrant Shares or controlling person thereof makes a claim for indemnification but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9.4(d) hereof provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any Holder of the Warrant Shares, or controlling person thereof, then the Company, any such Holder of the Warrant Shares, or controlling person thereof shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or a Holder of Warrant Shares, or controlling person thereof on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Holders of such securities and such controlling persons agree that it would not be just and equitable if contribution pursuant to this Section 9.4(e) were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this Section 9.4(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9.4(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


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                           (f) The Holder(s) of the Warrant Shares to be sold
pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by, or on behalf of, such Holders, or their successors or assigns, for specific inclusion in such registration statement.

                           (g) Nothing contained in this Agreement shall be
construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                           (h) The Company shall not permit the inclusion of any
securities other than the Warrant Shares to be included in any registration statement filed pursuant to Section 9.3 hereof, or permit any other registration statement (other than a registration statement on Form S-4 or S-8) to be or remain effective during a one hundred and eighty (180) day period following the effective date of a registration statement filed pursuant to Section 9.3 hereof, without the prior written consent of the Holder(s) of the Warrants and Warrant Shares representing a Majority of such securities or as otherwise required by the terms of any existing registration rights granted prior to the date of this Agreement by the Company to the holders of any of the Company's securities.

                           (i) The Company shall furnish to each Holder
participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a "cold comfort" letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                           (j) The Company shall as soon as practicable after
the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

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                           (k) The Company shall enter into an underwriting
agreement with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Shares requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holder(s) shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holder(s). Such Holder(s) shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holder(s) and their intended methods of distribution.

                           (l) For purposes of this Agreement, the term
"Majority" in reference to the Warrants or Warrant Shares, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Shares that
(i) are not held by the Company, or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act or Rule 144 promulgated under the Act.

         10. Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 9 hereof that each of the selling Holders shall:

                           (a) Furnish to the Company such information regarding
themselves, the Warrant Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Warrant Shares.

                           (b) Notify the Company, at any time when a prospectus
relating to the Warrant Shares covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         11. Adjustments to Exercise Price and Number of Securities. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants or the securities underlying the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

        11.1 Adjustment for Combinations or Consolidations of Common Stock. In the event the Company at any time or from time to time after the date of the issuance of the Warrants (the "Warrant Issue Date"), as the case may be, effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares, then the existing Exercise Price for the Warrants will be decreased or increased proportionately.

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        11.2 Adjustment for Dividends and Distributions of Common Stock and
Common Stock Equivalents. In the event the Company at any time or from time to time after the Warrant Issue Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights (hereinafter referred to as "Common Stock Equivalents") convertible into or entitling the holder thereof to receive additional shares of Common Stock without payment of any consideration for such Common Stock Equivalents or the additional shares of Common Stock, for the purpose of protecting the Holders from any dilution in connection therewith, then and in each such event the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents will be deemed to be issued and outstanding as of the time of such issuance or, in the event such a record date has been fixed, as of the close of business on such record date. In each such event, the then existing Exercise Price for the Warrants will be decreased as of the time of such issuance or, in the event such a record date has been fixed, as of the close of business on such record date, by multiplying the applicable Exercise Price by a fraction:

                  (i) the numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (ii) the denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus that number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents; provided that if such record date has been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, then the Exercise Price for the Warrants will be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price for the Warrants will be adjusted pursuant to this Section 11.2 as of the time of actual payment of such dividends or distribution.

        11.3 Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or consolidation transaction provided for elsewhere in this Section
11), provision shall be made so that the holders of Warrants shall thereafter be entitled to receive upon exercise of such Warrants the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock issuable upon exercise thereof would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 11 with respect to the rights of the holders of Warrants after the recapitalization to the end that the provisions of this Section 11 (including adjustment of the Exercise Price then in effect and the number of shares purchasable upon exercise of Warrants) shall be applicable after that event as nearly equivalent as may be practicable.

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        11.4  Adjustment for Sale of Shares.

                  (i) If at any time after the Warrant Issue Date, the Company issues or sells any shares of its Common Stock, other than "Excluded Shares" (as defined below), for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in each such case, the Exercise Price will be reduced to a price (calculated to the nearest cent) determined by multiplying the Exercise Price by a fraction (1) the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for such issuance would purchase at such Exercise Price, and (2) the denominator of which will be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock issued pursuant to such issuance; provided that such fraction will in no event be greater than one (1), such that the Exercise Price will not be increased by the adjustment provided in this clause (i).

         For purposes of this Section 11: the shares of Common Stock initially issuable upon exercise of the Warrants will be deemed to be outstanding on the Warrant Issue Date; and the term "Excluded Shares" will mean (A) shares of Common Stock issued on exercise of the Warrants; (B) shares of Common Stock issued either directly or upon exercise of options or warrants to officers, directors or employees of, or consultants, advisers and others who provide services to, the Company and its subsidiaries (the "Compensatory Shares") pursuant to any stock option or purchase plan or similar arrangement approved by the Board of Directors and (C) shares of Common Stock or Preferred Stock issued either directly or upon the exercise or conversion of options, warrants or rights or other securities convertible into shares of Common Stock ("Strategic Shares"), in connection with a transaction with a third party which is determined to have as its primary purpose the formation of a strategic business relationship, such determination being made in good faith by the Board of Directors, provided that the number of Strategic Shares so issued does not exceed, in the aggregate, 20% of the Fully-Diluted Outstanding Stock, or such higher percentage of the Fully-Diluted Outstanding Stock as may be approved by the unanimous written consent of all of the Directors of this Company. The term "Fully-Diluted Outstanding Stock" means all of the outstanding shares of Common Stock of the Company, including the total number of shares of Common Stock into which all outstanding warrants, options, and rights are then exercisable and all outstanding shares of convertible stock are then convertible. For the purpose of making any adjustment in the Exercise Price as provided above, the consideration received by the Company for any issue or sale of Common Stock will be computed:

                           (A) to the extent it consists of cash, as the amount
               of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale;

                           (B) to the extent it consists of property other than
               cash, at the fair market value of that property as determined in good faith by the Company's Board of Directors; and

                           (C) if Common Stock is issued or sold together with
               other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Common Stock.

                  (ii) If the Company (1) grants any rights or options (other than rights or options issued in connection with the Compensatory Shares or Strategic Shares) to subscribe for, purchase, or otherwise acquire shares of Common Stock, or (2) issues or sells any security ultimately convertible into shares of Common Stock, then, in each such case, the price per share of Common Stock issuable on the exercise of the rights or options or the conversion of the securities will be determined by dividing the total amount, if any, received or receivable by the Company as consideration for the granting of the rights or options or the issue or sale of the convertible securities, plus the minimum aggregate amount of additional consideration payable to the Company on exercise or conversion of the securities, by the maximum number of shares of Common Stock issuable on the exercise or conversion. Such granting or issuance or sale will be considered to be an issuance or sale for cash of the maximum number of shares of Common Stock issuable on exercise or conversion at the price per share determined under this subsection, and the Exercise Price for the Warrants will be adjusted as above provided to reflect (on the basis of that determination) the issuance or sale. No further adjustment of the Exercise Price will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.

                  (iii) Upon the redemption or repurchase of any such securities exercisable into Common Stock, or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Exercise Price will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such securities as were actually converted into, exchanged for, or exercised with respect to, Common Stock. If the purchase price or conversion or exchange rate provided for in any such security changes at any time, then, upon such change becoming effective, the Exercise Price then in effect will be readjusted forthwith to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (1) the issuance of only the number of shares of Common Stock theretofore actually delivered upon the conversion, exchange or exercise of such securities, and the total consideration received therefor, and (2) the granting or issuance, at the time of such change, of any such securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.

        11.5 Successive Changes. The above provisions of this Section 11 shall similarly apply to successive issuances, sales, dividends or other distributions, subdivisions and combinations on or of the Common Stock after the Warrant Issue Date.

        11.6 Excluded Events. Notwithstanding anything in this Section 11 to the contrary, the Exercise Price shall not be adjusted by virtue of the Exercise of Warrants into shares of Common Stock.

        11.7 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to each Holder a supplemental warrant agreement providing that (i) the Holder of each Warrant then outstanding shall have the right thereafter (until the Expiration Date) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger to which the Holder would have been entitled if the Holder had exercised such Warrant immediately prior to such consolidation, merger, sale or transfer, and (ii) the corporation resulting from such merger or consolidation shall expressly assume the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 11. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

        11.8 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price for the Warrants, pursuant to this Section 11, the Company, at its expense upon request by any holder of Warrants shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each such holder of Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Such certificate shall set forth (i) such adjustment and readjustment, (ii) the current Exercise Price for the Warrants, at the time in effect, (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the Exercise of a Warrant, and (iv) if such adjustment is the result of an issuance of Common Stock, the number of shares of Common Stock issued and the consideration received therefor.

        12. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the Holder's right to purchase the same number of Warrant Shares in such denominations as shall be designated in such Warrant Certificate at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         13. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or other securities upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         14. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof or the exercise or conversion of any other exercisable or convertible securities underlying the Warrants. Every transfer agent and warrant agent (collectively "Transfer Agent") for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. The Company covenants and agrees that, upon each exercise of the Warrants and payment of the Purchase Price, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock and other securities issuable upon the exercise of the Warrants and the securities underlying the securities issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges or securities associations on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

         15. Representations and Warranties of the Company The Company hereby represents and warrants, as follows:

                           (a) All corporate action on the part of the Company,
its officers, directors, and stockholders necessary for the sale and issuance of the Warrants pursuant to this Agreement and the performance of the Company's obligations hereunder including without limitation the consent of certain shareholders of the Company (if necessary) has been taken. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

                           (b) The Common Stock and any other securities issued
to the Holders hereunder, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

                           (c) No shareholder of the Company has any right of
first refusal or any preemptive rights in connection with the issuance of the Common Stock by the Company pursuant to this Agreement.

                           (d) The execution, delivery, and performance by the
Company of this Agreement, and the issuance and sale of the Warrants pursuant thereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which the Company or the subsidiaries are a party or by which any of them is bound or with respect to which any of them is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to the best knowledge of the Company after due inquiry, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company or its subsidiaries. To the best knowledge of the Company after due inquiry, no such term or condition materially adversely affect the business, property, prospects, condition, affairs, or operations of the Company and its subsidiaries.

                           (e) No consent, approval, or authorization of, or
designation, declaration, or filing with any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Notes or Warrants or the obtaining of any consents, permits and waivers, or the consummation of any other transaction contemplated hereby.

                           (f) The offer, sale and issuance of the Securities in
conformity with the terms of this Agreement will not violate the Securities Act.

                           (g) The net proceeds from the sale of the Warrants
shall be used for working capital purposes.

         16. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder(s) of the Warrants the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of
its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                           (b) the Company shall offer to all the holders of its
Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a dissolution, liquidation or winding up of the
Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

                           (d) then in any one or more of said events, the
Company shall give written notice to the registered Holders of the Warrants of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         16. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

                           (a) if to the registered Holder of the Warrants, to
the address of such Holder as shown on the books of the Company, with a copy (with respect to Sandler) to Lawrence N. Rosen, Esquire, Lawrence N. Rosen, P.A., 2925 Aventura Boulevard, Suite 308, Aventura, Florida 33180; or

                           (b) if to the Company, to the address set forth in
Section 4 hereof or to such other address as the Company may designate by notice to the Holders.

                  Each party hereto may from time to time change the address to which notices are to be delivered or mailed hereunder by notice in accordance with the foregoing to the other party.

         17. Supplements; Amendments; Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company and the Initial Holders may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than the Initial Holders) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Initial Holders may deem necessary or desirable and which the Company and the Initial Holders deem shall not adversely affect the interests of the Holders of Warrant Certificates.

         18. Successors. All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder(s) and their respective heirs, personal representatives, successors and assigns hereunder.

         19. Survival of Representations and Warranties. All statements in any schedule, exhibit or certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

         20. Governing Law; Submission to Jurisdiction.

                           (a) This Agreement and each Warrant Certificate
issued hereunder shall be deemed to be a contract made under the laws of the State of New York for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws

                           (b) THE COMPANY, AND ANY ENDORSERS, SURETIES,
GUARANTORS AND ALL OTHERS WHO ARE, OR WHO MAY BECOME, LIABLE FOR THE PAYMENT HEREOF SEVERALLY, IRREVOCABLY AND UNCONDITIONALLY (A) AGREE THAT ANY SUIT, ACTION, OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED PURSUANT TO, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED IN THE COURTS IN AND FOR NEW YORK COUNTY, NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; (B) CONSENT TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (C) WAIVE ANY OBJECTION WHICH IT OR THEY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING IN ANY OF SUCH COURTS.

                           (c) THE COMPANY AND HOLDER HEREBY KNOWINGLY,
IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COMPANY AND HOLDER TO ENTER INTO THIS AGREEMENT.

         21. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         22. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

         23. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Initial Holders and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Initial Holders and any other registered Holder(s) of the Warrant Certificates or Warrant Shares.

         24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         25. No Waiver. No waiver, amendment, release or modification of any provision of this Agreement shall be established by conduct, custom or course of dealing, and shall not be effective unless it is in writing and signed by the party against whom it is asserted and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be continuing of further waiver. No delay or omission in the exercise of any right, power or remedy accruing to either party upon any breach by the other party under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            CECO ENVIRONMENTAL CORP.

                                            By:    /s/ Phillip DeZwirek
                                               --------------------------------
                                            Name:  Phillip DeZwirek
                                                 ------------------------------
                                            Title: President
                                                  -----------------------------

                                            GREEN DIAMOND OIL CORP.

                                            By:    /s/ Phillip DeZwirek
                                               --------------------------------
                                            Name:  Phillip DeZwirek
                                                 ------------------------------
                                            Title: President
                                                  -----------------------------
                                            /s/    Harvey Sandler
                                            -----------------------------------
                                            HARVEY SANDLER


                                            ICS TRUSTEE SERVICES LTD.

                                            By:    /s/ Eliza S. Y. Wu
                                               --------------------------------
                                            Name:  Eliza S. Y. Wu
                                                 ------------------------------
                                            Title: Authorized Signing Officer
                                                  -----------------------------

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                   5:30 P.M., NEW YORK TIME, DECEMBER __, 2009

                                 Warrant No.____

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that __________, or registered assigns, is the registered holder of Warrants to purchase initially, at any time from June __, 5:30 p.m., New York time, on December __, 2009 ("Expiration Date"), up to shares, of fully-paid and non-assessable common stock, $.01 par value ("Common Stock") of CECO Environmental Corp., a New York corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events, of $2.25 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal executive office of the Company, but subject to the conditions set forth herein. Payment of the Exercise Price shall be made by certified or official bank check in United States dollars payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter expire and shall be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.


                                    EXH A-1

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at the principal executive office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         This Warrant Certificate does not entitle any Warrant holder to any of the rights of a shareholder of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of ___________________ , 199__.

                                                  CECO  ENVIRONMENTAL CORP.

                                                  By:__________________________
                                                  Name:________________________
                                                  Title:_______________________

                                    EXH A-2

          [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 4.1 OF THE
                               WARRANT AGREEMENT]

         The undersigned hereby irrevocably elects to exercise the right, represented by Warrant Certificate No._________, to purchase ________ shares of Common Stock (as defined in the Warrant Agreement described below) and herewith tenders in payment for such securities a certified or official bank check payable in United States dollars to the order of CECO Environmental Corp., a New York corporation (the "Company") in the amount of $________, all in accordance with the terms of Section 4.1 of the Warrant Agreement dated as of _______________ , 1999 between the Company, Green Diamond Oil Corp., Harvey Sandler, and ICS Trustee Services Ltd. The undersigned requests that a certificate for such securities be registered in the name of _____________, whose address is ____________________ and that such certificate be delivered to ____________, whose address is ____________________, and if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant Certificate for the balance of the shares of Common Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned warrant holder or his assignee as below indicated and delivered to the address stated below.


Dated: ____________________

                                  Signature:____________________________________
                                  (Signature must conform in all respects to
                                  name of holder as specified on the face of the Warrant Certificate.)
                                    Address: ___________________________________
                                             ___________________________________

                                   _____________________________________________
                                  (Insert Social Security or Other Identifying
                                              Number of Holder)

Signature Guaranteed:__________________________________________________________
(Signature must be guaranteed by a bank, savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)


                                    EXH A-3

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED ____________ hereby sells, assigns and transfers unto [NAME OF TRANSFEREE] Warrant Certificate No. ___, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated: ____________________

                                  Signature:____________________________________
                                  (Signature must conform in all respects to
                                  name of holder as specified on the face of the Warrant Certificate.)
                                    Address: ___________________________________
                                             ___________________________________

                                   _____________________________________________
                                  (Insert Social Security or Other Identifying
                                              Number of Holder)

Signature Guaranteed:___________________________________________________________
(Signature must be guaranteed by a bank, savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)



                                    EXH A-4